Other expenses	12 Months Ended
Dec. 31, 2017
Other Expense [Abstract]
Disclosure of additional information [text block]

7 Other expenses

Auditor's remuneration
	Full year
(in USD million, excluding VAT)	2017	2016	2015

Audit fee	6.1	6.5	6.1
Audit related fee	0.9	1.0	1.7
Tax fee	0.0	0.1	0.0
Other service fee	0.0	0.0	0.0

Total	7.0	7.5	7.9

In addition to the figures in the table above, the audit fees and audit related fees related to Statoil operated licences amount to USD 0.8 million, USD 0.8 million and USD 0.9 million for 2017, 2016 and 2015, respectively.

Research and development expenditures

Research and development (R&D) expenditures were USD 307 million, USD 298 million and USD 344 million in 2017, 2016 and 2015, respectively. R&D expenditures are partly financed by partners of Statoil operated licenses. Statoil's share of the expenditures has been recognised as expense in the Consolidated statement of income.